EXHIBIT 32.3

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Peter C. Mann, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this quarterly report of Prestige Brands International, LLC on Form 10-Q for the period ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that information contained in such quarterly report fairly presents in all material respects the financial condition and results of operations of Prestige Brands International, LLC.

                                       /s/ PETER C. MANN
                          ------------------------------------------------------
                          Name: Peter C. Mann
                          Title:  Manager, President and Chief Executive Officer
                          Date: November 29, 2005